SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 5, 2016

Derma Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-31070	23-2328753
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	File Number)	identification number)

214 Carnegie Center, Suite 300

Princeton, NJ  08540

(609) 514-4744

(Address including zip code and telephone

number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 5, 2016, Derma Sciences, Inc. (the “Company”) and DP Merger Sub One, LLC, its wholly owned subsidiary, completed the acquisition of BioD, LLC (“BioD”), as more fully described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 11, 2016 (the “BioD 8-K”). This Amendment No. 1 to the BioD 8-K is being filed solely to include the financial statements and financial information required under Item 9.01, which were excluded from the BioD 8-K in reliance on paragraph (a)(4) of Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited financial statements for BioD as of December 31, 2015 and 2014 and for the years then ended, and the notes related thereto, are attached hereto as Exhibit 99.2 and are incorporated herein by reference. The unaudited financial statements of BioD as of June 30, 2016 and for the six month periods ended June 30, 2016 and 2015, and the notes related thereto, are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma consolidated balance sheet as of June 30, 2016 of the Company and BioD, and the unaudited pro forma consolidated statements of operations for the year ended December 31, 2015 and the six months ended June 30, 2016 of the Company and BioD, and the notes related thereto, are attached hereto as Exhibit 99.4 and are incorporated herein by reference.

(c) The following exhibits are included with this report:

Exhibit
Number	Description

23.1±	Consent of BDO USA, LLP, Independent Auditors
99.1*	Press Release, dated July 28, 2016
99.2±	Audited consolidated financial statements of BioD, LLC and subsidiaries as of December 31, 2015 and 2014 and for each of the years then ended, and the notes related thereto.
99.3±	Unaudited consolidated financial statements of BioD, LLC and subsidiaries as of June 30, 2016 and for the six month periods ended June 30, 2016 and 2015, and the notes related thereto.
99.4±	Unaudited pro forma consolidated balance sheet as of June 30, 2016 of Derma Sciences, Inc. and BioD, LLC and unaudited pro forma consolidated statements of operations for the year ended December 31, 2015 and the six months ended June 30, 2016 of Derma Sciences, Inc. and BioD, LLC, and the notes related thereto.

* Previously filed.

± Filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DERMA SCIENCES, INC.

By:	/s/ John E. Yetter
John E. Yetter, CPA
Executive Vice President, Finance and Chief Financial Officer (Principal Financial Officer)

Date:  October 21, 2016

EXHIBIT INDEX

Exhibit
Number	Description

23.1±	Consent of BDO USA, LLP, Independent Auditors
99.1*	Press Release, dated July 28, 2016
99.2±	Audited consolidated financial statements of BioD, LLC and subsidiaries as of December 31, 2015 and 2014 and for each of the years then ended, and the notes related thereto.
99.3±	Unaudited consolidated financial statements of BioD, LLC and subsidiaries as of June 30, 2016 and for the six month periods ended June 30, 2016 and 2015, and the notes related thereto.
99.4±	Unaudited pro forma consolidated balance sheet as of June 30, 2016 of Derma Sciences, Inc. and BioD, LLC and unaudited pro forma consolidated statements of operations for the year ended December 31, 2015 and the six months ended June 30, 2016 of Derma Sciences, Inc. and BioD, LLC and the notes related thereto.

* Previously filed.

± Filed herewith.